T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

Supplement to Summary Prospectus Dated May 1, 2019

The portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2020, Vidya Kadiyam and Navneesh Malhan will each join Sudhir Nanda and Prashant Jeyaganesh as one of the fund’s portfolio managers and as a Cochairman of the fund’s Investment Advisory Committee. Ms. Kadiyam joined T. Rowe Price in 2008 and Mr. Malhan joined T. Rowe Price in 2015.

The date of this supplement is March 27, 2020.

F202-041-S 3/27/20